                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: October 30, 2001
                       (Date of earliest event reported)

   FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2001-7, Mortgage Pass-Through
                         Certificates, Series 2001-7).

                      FIRST HORIZON ASSET SECURITIES INC.
            (Exact name of Registrant as specified in its charter)


          Delaware                  333-633806                 75-2808384
   (State of Incorporation)    (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)


                 4000 Horizon Way
                   Irving, Texas                               75063
     (Address of Principal executive offices)                (Zip Code)


      Registrant's Telephone Number, Including Area Code: (214) 441-4000
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Item 5.   Other Events.
          ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-633806) filed with the Securities and Exchange Commission (the "Commission") on June 25, 2001, as amended by Amendment No. 1 thereto filed with the Commission on August 14, 2001, (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on October 26, 2001, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2001-7 (the "Offered Securities").

     On October 30, 2001, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2001 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation ("FHHLC"), as Seller and Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1.
                                                     ------------

     The Offered Securities, having an aggregate principal balance of approximately $422,114,500, have been sold by the Registrant to (i) Countrywide Securities Corporation ("Countrywide") pursuant to an Underwriting Agreement dated as of October 24, 2001 (the "Countrywide Underwriting Agreement"), as supplemented by a Terms Agreement dated as of October 24, 2001, each among Countrywide, the Registrant and FHHLC and (ii) J.P. Morgan Securities Inc. ("J.P. Morgan") pursuant to an Underwriting Agreement dated as of July 24, 2001 (the "J.P. Morgan Underwriting Agreement"), as supplemented by a Terms Agreement dated as of October 24, 2001, each among J.P. Morgan, the Registrant and FHHLC. A copy of the Countrywide Underwriting Agreement is filed herewith as Exhibit
                                                                      -------
1.1.  The J.P. Morgan Underwriting Agreement has been previously filed with the
---
Commission and is incorporated herein by reference as Exhibit 1.2.
                                                      -----------

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

                  1.1 Underwriting Agreement dated as of October 24, 2001, by and among Countrywide, the Registrant and FHHLC

                  1.2 Underwriting Agreement dated as of July 24, 2001, by and among J.P. Morgan, the Registrant and FHHLC*

                 10.1 Pooling and Servicing Agreement dated as of October 1, 2001, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee

          *    Previously filed with the Commission on August 24, 2001, as
               Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-47798)

                                      -2-
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                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES INC.



November 5, 2001            By: /s/ Wade Walker
                               ---------------------------------------------
                                Wade Walker
                                Senior Vice President - Asset Securitization
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                               INDEX TO EXHIBITS


     Exhibit No.
     -----------

     1.1 Underwriting Agreement dated as of October 24, 2000, by and among Countrywide, the Registrant and FHHLC

     1.2 Underwriting Agreement dated as of July 24, 2001, by and among J.P. Morgan, the Registrant and FHHLC*

     10.1 Pooling and Servicing Agreement dated as of October 1, 2001, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee


          *    Previously filed with the Commission on August 24, 2001, as
               Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-47798)